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                                                                    EXHIBIT 10.1

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

         This Fourth Amendment to Employment Agreement (the "Amendment") is made and entered into as of the 3rd day of May, 2005 by and between Arlington Hospitality Inc. (the "Company") and Stephen K. Miller ("Employee").

                                    RECITALS

         WHEREAS, the Company and Employee entered into that certain Employment Agreement dated July 25, 2003 by and between the Company and Employee, as amended by the First Amendment dated September 10, 2003, the Second Amendment dated October 31, 2003, and the Third Amendment dated February 2,
2005(collectively, the "Agreement");

         WHEREAS, the Company and Employee have agreed to modify the Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties agree as follow:


1. All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Agreement.

2. Amendment to Section 1.1. Section 1.1 of the Agreement as amended by Paragraph 2 of the Third Amendment is hereby further amended to extend the period during which Employee shall serve as the Interim Chief Executive Officer of the Company from April 30, 2005 to until the earlier of June 30, 2005 or until a successor Chief Executive Officer (a "New CEO") is duly appointed by the Company's Board of Directors.

3. Amendment to Sections 1(b) and 1(c) of Exhibit A. Sections 1(b) and 1(c) of Exhibit A of the Agreement as amended by Paragraph 5 of the Third Amendment are hereby further amended by deleting Sections 1(b) and 1(c) of Exhibit A in their entirety and replacing them with the following:

         (b) for the period commencing on January 1, 2005 and continuing to the earlier of June 30, 2005 or the date a New CEO is appointed (the "Appointment Date"), Two Hundred Thousand Dollars ($200,000) per year;
         (c) commencing on the earlier of June 30, 2005 or the Appointment Date and continuing for the remaining Employment Term, the Usual Salary Amount.



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4. No Other Amendment. The Employment Agreement has not been amended in any other way other than as set forth in this Amendment.

5. Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year specified at the beginning hereof.


THE COMPANY:                                          THE EMPLOYEE:

ARLINGTON HOSPITALITY, INC.

                                                      --------------------------
                                                      STEPHEN K. MILLER


By:
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Its:
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